ACKNOWLEDGMENT, WAIVER AND AMENDMENT NO. 1
                                       TO
             AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING

     ACKNOWLEDGMENT, WAIVER AND AMENDMENT NO. 1 TO THE AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING (this "Amendment") is made as of January 30, 2000 by and among IBM CREDIT CORPORATION, a Delaware corporation, MTS HOLDING COMPANY, a Delaware corporation ("MTSI"), MICROAGE COMPUTER CENTERS, INC., a Delaware corporation ("MCCI"), MICROAGE TECHNOLOGY SERVICES, L.L.C., a Delaware limited liability company ("MTS") and PINACOR, INC., a Delaware corporation ("Pinacor", and together with, MCCI, MTS and MTSI, the "Customers" and individually a "Customer") and MICROAGE, INC., a Delaware corporation (the "Parent", and together with MTSI, MCCI, MTS and Pinacor, the "Loan Parties"). Notwithstanding the foregoing, and unless otherwise indicated, any obligation of a "Customer" or "Customers" herein shall be the joint and several obligation of MTS, MTSI, MCCI and Pinacor.

                                    RECITALS

     A. Customers, Parent and IBM Credit have entered into that certain Amended and Restated Agreement for Wholesale Financing dated as of October 29,1999 (as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the "Agreement"). All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

     B. As described in Schedule I attached to this Amendment, the Loan Parties have proposed to create two new bankruptcy-remote Subsidiaries (the "New Mortgage Subsidiaries") to facilitate a $13,000,000 mortgage financing on the property at 1003 West Southern, Tempe, Arizona (the "Property"). The proposed lender of such mortgage financing has requested that the New Subsidiaries be excluded from the operation of Section 7.15 of the Agreement (Subsidiaries).

     C. As described in Schedule II attached to this Amendment, the Loan Parties have proposed to sell the assets of Latin America Division of Pinacor and Pinacor's Subsidiaries that distribute technology product in Latin America (Collectively, "PLA"). The proposed structure of the sale of PLA includes an Investment in the buyer of such assets in the form of intercompany notes and an agreement to arrange to have issued a $4,000,000 letter of credit for the account of such buyer for a period of six months.

     D. The Loan Parties have proposed to form a new Subsidiary of MTS (the "BtoB Subsidiary") to which MTS would contribute its business to business Internet assets and business. The Loan Parties have requested that up to 20% of the capital stock of the BtoB Subsidiary be made available as stock options or other equity incentives for officers, directors and employees of the BtoB Subsidiary.

     E. The Loan Parties have requested that (i) the financial covenants contained in Section 10.2 of the Agreement be amended as set forth below, (ii) certain other covenants contained in the Agreement be amended as set forth below, and (iii) IBM Credit waive certain terms and provisions of the Agreement as set forth below.

     F. IBM Credit is willing to waive such terms and provisions, on the terms and conditions stated below, and is willing to grant the request of the Loan Parties and the Loan Parties and IBM Credit have agreed to amend the Agreement as hereinafter set forth.

                                    AGREEMENT

     NOW,  THEREFORE,  in  consideration  of the  premises  and  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, Loan Parties and IBM Credit hereby agree as follows:

SECTION 1. MODIFICATION OF AGREEMENT. The Amendment is effective as of January 30, 2000 and, subject to the satisfaction of the conditions precedent set forth in Section 3, the Agreement is hereby amended as follows:

     A. Attachment A to the Amended and Restated Agreement for Wholesale Financing is hereby amended by deleting such Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached hereto. Such new Attachment A shall be effective as of the date specified in the new Attachment
A. The changes contained in the new Attachment A include, without limitation, the following:

     (a) Section I. (A) is amended by decreasing the Credit Line from Two Hundred Fifty Million Dollars ($250,000,000) to Two Hundred Twenty Million Dollars ($220,000,000);

     (b) Section I. (B) (ii) is amended by decreasing the percentage of collateral value IBM Credit willl give for an Irrevocable Letter of Credit, issued by an Issuing Bank under the Credit Agreement to IBM Credit ("ILOC") from
(i) 150% to 133% for the period beginning February 8, 2000 and ending April 7, 2000 May 14, 2000, (ii) 125% to 110% for the period beginning April 8May 15, 2000 and ending on the Termination Date of the amount available to be drawn under such ILOC.

     (c) Section I. (B) is further amended by adding the following paragraph at the end of this Section:

     "Notwithstanding any other provision of the Agreement, the Borrowing Base as defined in Section I(B) of this Attachment A shall not exceed the sum of (i) the value of the Authorized Brand Borrowing Base and (ii) the available amount of the ILOC and (iii) Thirty Million Dollars ($30,000,000)."

     (d) Section I.(D) is amended by increasing the Extended Period Finance Charge from LIBOR plus 300 basis points to LIBOR plus 375 basis points.

     (e) Section I.(E) is amended by increasing the Delinquency Fee Rate from LIBOR plus 550 basis points to LIBOR plus 650 basis points.

     B. Section 1.1 of the Agreement is hereby amended by deleting item (8) of the definition of "Permitted Indebtedness" in its entirety, and substituting, in lieu thereof, the following:

     "(8) Indebtedness secured by a mortgage on the real property located at 1330 West Southern, Tempe, Arizona in an aggregate principal amount not to exceed $15,000,000, together with indemnification and guaranty of rent obligations customary for such mortgage financings; and"

     C. Section 1.1 of the Agreement is hereby amended by inserting immediately following (8) of the definition "Permitted Indebtedness", the following:

     "(9) other Indebtedness consented to by IBM Credit in writing prior to incurring such Indebtedness."

     D. Section 1.1. of the Agreement is hereby amended by adding the following definition of "BtoB Subsidiary" in the proper alphabetical order:

     "BtoB Subsidiary" means the Subsidiary of MTS capitalized with business to business Internet assets and business to business of MTS."

     E. Section 8.6(D) is hereby amended in full to read as follows:

     "(D) the Parent and the Customers and the BtoB Subsidiary may issue stock options to the directors, officers and employees of such Loan Party:"

     F. Section 7.1(A) of the Agreement is hereby amended by inserting, immediately following the phrase "As soon as available and", the following language:

     "(x) in any event within 45 days after the end of each Fiscal Year, preliminary Consolidated and Consolidating statements of income and cash flows of the Parent and its Subsidiaries for such Fiscal Year, in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Parent as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating no Default has occurred and is continuing or, if a Default had occurred and is continuing, a statement as to the nature thereof and the action that the Parent has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to IBM Credit of the computations used by the Parent in determining compliance with the covenants contained in Section 10.2, PROVIDED that in the event of any change in GAAP used in the preparation of such Financial Statements, the Parent shall also provide, if necessary for the determination of compliance with Section 10.2, a statement of reconciliation conforming such Financial Statements to GAAP and
(y)"

     G. Section 7.1(C) of the Agreement is hereby amended by inserting, immediately following the phrase "within 30 days after the end of each month", the parenthetical phrase "(other than any month that is the last month of a Fiscal Year or of the first three fiscal quarters of a Fiscal Year for which Financial Statements are delivered pursuant to Section 7.1(A) or (B), as the case may be)".

     H.  Section  7.1(J) of the  Agreement  is hereby  amended by deleting  this
Section in its entirety and substituting, in lieu thereof, the following:

     "on each Business Day, or as otherwiase agreed in writing, a Collateral Management Report, as of the end of the previous Business Day;"

     I. Section 10.1 of the Agreement is hereby amended by (i) deleting the definition of "Fixed Charged Coverage Ratio" in its entirety, and (ii) adding the following definition in the appropriate alphabetical order:

     "'Interest Coverage Ratio' means, at any date of determination, the ratio of (a) Consolidated EBITDA to (b) interest payable on, and amortization of debt discount in respect of, all Debt for Borrowed Money (including expenses incurred under the Receivables Sales Agreements and flooring subsidiaries, in each case, of or by the Parent Guarantor and its Subsidiaries during the applicable period most recently ended for which financial statements are required to the delivered to IBM Credit pursuant to Section 7.1(A) or (B), as the case may be."

and (iii) by amending clause (a) of the definition of "Debt/EBITDA Ratio" in full to read as follows:

     "(a) the average of the sum of (i) Consolidated total Debt for Borrowed Money plus (ii) the Available Amount of Letters of Credit, in each case of the Parent Guarantor and its Subsidiaries as at the end of each week ended within the most recently ended fiscal quarter of the Parent Guarantor for which financial statements are required to be delivered to IBM Credit pursuant to
Section 7.1 (A) or (B), as the case may be".

     J. Section 10.2(a) of the Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following table:

                PERIOD                                                  RATIO
                ------                                                  -----
Four Fiscal Quarters ended April 30, 2000                             17.00:1.00
Four Fiscal Quarters ended July 31, 2000                              17.00:1.00
Four Fiscal Quarters ended October 31, 2000                            8.00:1.00
Four Fiscal Quarters ended January 31, 2001                            6.00:1.00
Four Fiscal Quarters ended April 30, 2001                              5.00:1.00
Four Fiscal Quarters ended July 31, 2001                               4.00:1.00
Four Fiscal Quarters ended October 31, 2001                            3.50:1.00
Four Fiscal Quarters ended January 31, 2002                            3.50:1.00
Four Fiscal Quarters ended April 30, 2002                              3.50:1.00
Four Fiscal Quarters ended July 31, 2002                               3.50:1.00

     K. Section 10.2(b) of the Agreement is hereby amended in full to read as follows:

     (b) INTEREST COVERAGE RATIO. Maintain at all times an Interest Coverage Ratio of not less than the ratio set forth for each period set forth below.

                PERIOD                                                  RATIO
                ------                                                  -----
For the Month ended February 29, 2000                                  0.20:1.00
For the Month ended March 31, 2000                                     0.30:1.00
Fiscal Quarter ended April 30,  2000                                   0.30:1.00
Two Fiscal Quarters ended July 31,  2000                               0.60:1.00
Three Fiscal Quarters ended October 31,  2000                          1.00:1.00
Four Fiscal Quarters ended January 31,  2001                           1.10:1.00
Four Fiscal Quarters ended April 30,  2001                             1.30:1.00
Four Fiscal Quarters ended July 31,  2001                              1.50:1.00
Four Fiscal Quarters ended October 31,  2001                           1.75:1.00
Four Fiscal Quarters ended January 31,  2002                           2.00:1.00
Four Fiscal Quarters ended April 30,  2002                             2.00:1.00
Four Fiscal Quarters ended July 31,  2002                              2.00:1.00

     L. Section 10.2(c) of the Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following table:

                PERIOD                                                 $ AMOUNT
                ------                                                 --------
Two Fiscal Quarters ended April 30, 2000                               5,000,000
Three Fiscal Quarters ended July 31, 2000                             18,000,000
Four Fiscal Quarters ended October 31, 2000                           41,000,000
Four Fiscal Quarters ended January 31, 2001                           65,000,000
Four Fiscal Quarters ended April 30, 2001                             80,000,000
Four Fiscal Quarters ended July 31, 2001                              85,000,000
Four Fiscal Quarters ended October 31, 2001                           90,000,000
Four Fiscal Quarters ended January 31, 2002                           90,000,000
Four Fiscal Quarters ended April 30, 2002                             90,000,000
Four Fiscal Quarters ended July 31, 2002                              95,000,000

     M. The Agreement is hereby modified by deleting Attachment F in its entirety and substituting, in lieu thereof, the Attachment F attached hereto.

SECTION 2. ADDITIONAL WAIVERS TO THE AGREEMENT. Effective January 30, 2000 and subject to the satisfaction of the conditions precedent set forth in Section 3, IBM Credit hereby agrees to waive compliance with the representations requirements of (a) (i) Section 8.7(E) of the Agreement to but only to permit the Loan Parties to contribute the Property to the New Mortgage Subsidiaries and
(ii) Section 7.15 of the Agreement to the extent required to exclude the New Mortgage Subsidiaries from the operation of Section 7.15 of the Agreement, (b)
(i) Section 8.2 of the Agreement to but only to permit the Loan Parties to sell the assets of PLA, (ii) Section 8.7 of the Agreement to but only to permit the Loan Parties to acquire an equity interest in the buyer of the assets of PLA and
(iii) Section 8.12 of the Agreement to but only to provide a letter of credit in an amount not to exceed $4,000,000 to the buyer of the assets for a period not to exceed six months, (c) Section 8.7 of the Agreement to but only to permit the contribution of the assets and business of the business Internet operations of MTS to the BtoB Subsidiary and further investment in an aggregate amount outstanding not to exceed $15,000,000 at any time and (d) Section 8.8 to but only to permit the creation of the BtoB Subsidiary.

SECTION 3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of January 30, 2000, and only when, on or before February 11, 2000 IBM Credit shall have received (a) counterparts of this Amendment duly executed by the Loan Parties, (b) the consent attached hereto duly executed by each Subsidiary, (c) evidence that the provisions of the Credit Agreement have been waived or amended in a manner consistent with Sections 1 and 2 of this Amendment, and (d) an amendment and waiver fee in immediately available funds equal to Seven Hundred Seventy Thousand Dollars ($770,000), (e) the Acknowledgement attached hereto, duly executed by Citibank N.A., as Administrative Agent and (f) amendment to the Irrevocable Letter of Credit NO. NY-20511-30026459, to provide for adjustments in the Available Amount (as defined therein) consistent with Attachment F to the Agreement.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES. The Loan Parties represent and warrant as follows:

     (a) Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified and authorized to do business and is in good standing in each jurisdiction it presently is engaged in business and is required to be so qualified.

     (b) The execution, delivery and performance by the Loan Parties of this Amendment and the Agreement and Other Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within each Loan Party's powers, have been duly authorized by all necessary corporate or other action and do not (i) contravene any Loan Party's charter, by-laws or other organizational documents, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens contemplated under the Agreement, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment or the Agreement or any of the Other Documents, as amended hereby, to which it is or is to be a party.

     (d) This Amendment has been duly executed and delivered by each Loan Party. This Amendment and each of the Agreement and Other Documents, as amended hereby, to which any Loan Party, is a party are legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms.

     (e) There is no  action,  suit,  investigation,  litigation  or  proceeding affecting any Loan Party or any of its Subsidiaries (including, without limitation, any Environmental Liability) pending or threatened before any court, Governmental Authority or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation set forth in
Attachment B) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any Other Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.

SECTION 5. REFERENCE TO AND EFFECT ON THE AGREEMENT. (a) On and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, and each reference in the Other Documents to "the Agreement", thereunder", "thereof" or words of like import referring to the Agreement shall mean and be a reference to the Agreement, as amended by this Amendment.

     (b) The Agreement, and each of the Other Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Agreement and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Agreement and Other Documents, in each case as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of, or an indication of IBM Credit's willingness to amend or waive, any right, power or remedy of IBM Credit under the Agreement or the Other Documents, nor constitute an amendment or waiver of any provision of the Agreement or the Other Documents or the same Sections of the Agreement amended hereby for any other date or time period other than specified herein (whether or not such other provisions or compliance with such Sections for another date or time period are effected by the circumstances addressed in this Amendment).

SECTION 6. COSTS AND EXPENSES. The Loan Parties agree to pay on demand all costs and expenses of IBM Credit in connection with the preparation, execution, delivery and administrations, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for IBM Credit).

SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement. Delivery of any executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. GOVERNING LAW. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to the principles of the conflicts of laws thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly undersigned, as of the date first above written.

IBM CREDIT CORPORATION                  MTS HOLDING COMPANY

By:  /s/ Ronald  J. Bachner             By: /s/ James R. Daniel
    ---------------------------------       ------------------------------------
Print Name: Ronald  J. Bachner          Print Name: James R. Daniel
Title: Mgr, Commercial Financing        Title: Treasurer
       Solutions Americas


PINACOR, INC.                           MICROAGE COMPUTER CENTERS, INC.


By: /s/ James R. Daniel                 By: /s/ James R. Daniel
    ---------------------------------       ------------------------------------
Print Name: James R. Daniel             Print Name: James R. Daniel
Title: Treasurer                        Title: Treasurer


MICROAGE, INC.                          MICROAGE TECHNOLOGY SERVICES, L.L.C.

By: /s/ James R. Daniel                 By: MTS HOLDING COMPANY, MANAGER
    ---------------------------------
Print Name: James R. Daniel             By: /s/ James R. Daniel
Title: Treasurer                            ------------------------------------
                                        Print Name: James R. Daniel
                                        Title: Treasurer

                                     CONSENT

                          Dated as of February 17, 2000

     The undersigned, each a Guarantor under the Amended and Restated Collateralized Guaranty dated as of October 29, 1999 (collectively the "undersigned") in favor of IBM Credit, hereby consents to the attached Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Amended and Restated Collateralized Guaranty and each Other Document to which the undersigned is a party is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and
(b) the Amended and Restated Collateralized Guaranty to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of the Obligations (in each case, as defined therein).

                                        MCCI HOLDING COMPANY

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        MICROAGE TELESERVICES, L.L.C.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        QUALITY INTEGRATION SERVICES, L.L.C.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name:  Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        MAXSOURCE, L.L.C.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------

                                        MICROAGE L&D L.L.C.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        MICROAGE OF CALIFORNIA, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        MCSS, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        CLERIS, INC. (F/K/A ECADVANTAGE, INC.)

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        PINACOR LOGISTICS SERVICES, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        COMPLETE DISTRIBUTION, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------

                                        CONTRACT PC, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        CONNECTWORKS, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        PHOENIX CONNECTIONS, INC.

                                        By: /s/ Kandi Egan
                                           -------------------------------------
                                        Print Name: Kandi Egan
                                                   -----------------------------
                                        Title: President
                                              ----------------------------------


                                        MICROAGE ADMINISTRATION, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        MICROAGE TECHNOLOGIES, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        MICROAGE VENTURES, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------

                                        MICROAGE PAYMASTER, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        INTRACOM MARKETING, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        PCCLEARANCE, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        MICROAGE INFOSYSTEMS SERVICES, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        PRITECH SOLUTIONS, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------


                                        MICROAGE GOVERNMENT, INC.

                                        By: /s/  Jeffrey D. McKeever
                                           -------------------------------------
                                        Print Name: Jeffrey D. McKeever
                                                   -----------------------------
                                        Title: Chairman
                                              ----------------------------------

                                 ACKNOWLEDGMENT

     The undersigned, Citibank, N.A., as Administrative Agent on behalf of the Lenders under the Credit Agreement (as defined in the Agreement defined below) acknowledges receipt of a copy of the foregoing amendment to the Amended and Restated Agreement for Wholesale Financing, dated as of October 29, 1999 (as amended, supplemented or otherwise modified from to time, the "Agreement") between IBM Credit Corporation, MTS Holding Company, MicroAge Computer Centers, Inc., MicroAge Technology Services, L.L.C., Pinacor, Inc. and MicroAge, Inc., and consents to the terms thereof.

Executed this 17th day of February 2000.


CITIBANK, N.A., as Administrative Agent


By: /s/ Citibank Signatory
    --------------------------------
    Title:
          --------------------------